Exhibit 99.1

Nuvectis Pharma, Inc. Reports First Quarter 2022 Financial Results and Business Highlights

Dose Escalation Portion of NXP800 Phase 1 Study is Ongoing

NXP800 Unique Discovery and Optimization Program Showcased at the 2022 AACR “New Drugs on the Horizon” Session

NXP900 Preclinical Potency Against Various Types of Cancer Cells of Squamous Origin Presented at the 2022 AACR Meeting

Completed Initial Public Offering Raising $16 Million in Gross Proceeds

May 10, 2022, Fort Lee, NJ - Nuvectis Pharma, Inc (NASDAQ: NVCT) ("Nuvectis" or the "Company"), a biopharmaceutical company focused on the development of precision medicines for serious conditions of unmet medical need in oncology, today reported its financial results for the first quarter of 2022 and provided an update on recent business progress.

“At Nuvectis, our goal is to become a leading biopharmaceutical company by developing novel treatments for serious conditions of unmet medical need in oncology, and we believe that with the potential of our two drug candidates, NXP800 and NXP900, and our team's vast drug development expertise, including multiple regulatory approvals, we are well-positioned to achieving this goal," said Ron Bentsur, Chairman and Chief Executive Officer of Nuvectis. "In the first quarter of 2022, we continued to execute our business plan and increase the visibility of Nuvectis and our pipeline products to the medical and investment communities, including scientific presentations at the 2022 AACR Annual Meeting for both NXP800 and NXP900, and the independent discovery of NXP900’s potential to restore sensitivity to osimertinib (Tagrisso) in non-small cell lung cancer (“NSCLC”) cells with osimertinib acquired resistance, by a research and development group at AstraZeneca, published in Nature Communications, March 2022. Importantly, we continue to manage our budget in a judicious and effective fashion as we advance our development programs.”

First Quarter Highlights

NXP800 – The dose escalation portion of the Phase 1 clinical trial of NXP800, our potentially first-in-class Heat Shock Factor 1 (“HSF1”) pathway inhibitor, is ongoing. In addition, the unique discovery and optimization program that led to the selection of NXP800 as a clinical drug candidate was presented at the 2022 AACR Annual Meeting in the New Drugs on The Horizon oral session, providing a robust rationale for the selection of ovarian clear cell carcinoma and endometrioid ovarian carcinoma as the lead target diseases as well as for the potential for development in other ARID1a-mutated tumors.

NXP900 – The Investigational New Drug (“IND”)-enabling studies for NXP900, our novel SRC/YES1 kinase inhibitor, are ongoing. A growing body of evidence continues to demonstrate the broad therapeutic potential of NXP900 in various cancer types, including triple negative breast cancer, histology-agnostic cancers of squamous cell origin, and in combination with Tagrisso in Tagrisso-resistant NSCLC, based on data generated by a research and development group at AstraZeneca, published in Nature Communications (March 2022).

Initial Public Offering (“IPO”) - In early February 2022, we completed our IPO on the Nasdaq Capital Market, raising $16 million in gross proceeds.

First Quarter 2022 Financial Results

Cash, cash equivalents and short-term investments were $16.7 million as of March 31, 2022, compared to $5.7 million as of December 31, 2021. The increase was driven by the Company’s IPO.

Research and development expenses were $1.8 million for the three months ended March 31, 2022, including $0.1 million in non-cash expense.

General and administrative expenses were $1.1 million for the three months ended March 31, 2022, including $0.1 million of non-cash expense.

The Company's net loss was $2.9 million for the three months ended March 31, 2022, including $0.2 million of non-cash expense.

About Nuvectis Pharma, Inc.

Nuvectis Pharma, Inc. is a biopharmaceutical company focused on the development of innovative precision medicines for serious conditions of unmet medical need in oncology. The Company is currently developing two drug candidates: NXP800, a clinical-stage HSF1 pathway inhibitor currently in a Phase 1 study in patients with advanced solid tumors, and NXP900, a novel SRC/YES1 kinase inhibitor currently in preclinical development with IND-enabling studies ongoing.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will," "would," or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Nuvectis Pharma, Inc.'s current expectations, estimates, and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy, and financial needs. The outcome of the events described in these forward-looking statements is subject to inherent uncertainties, risks, assumptions, and other factors that are difficult to predict and include statements regarding the preclinical data generated to date with and the clinical expectations for NXP800 and NXP900. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are subject to market and other conditions and described more fully in the section titled "Risk Factors" in the 2021 Form 10-K filed with the Securities and Exchange Commission (“SEC”). However, these risks are not exhaustive and new risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release or other filings with the SEC. Any forward-looking statements contained in in this press release speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact:

Ron Bentsur

Chairman, Chief Executive Officer and President

201-614-3151

rbentsur@nuvectis.com

Media Relations Contact:

Christopher M. Calabrese

LifeSci Advisors

Tel: 917-680-5608

ccalabrese@lifesciadvisors.com

NUVECTIS PHARMA, INC.

CONDENSED BALANCE SHEETS

(USD in thousands, except per share and share amounts)

(unaudited)

	March 31, 2022	December 31, 2021
Assets
CURRENT ASSETS
Cash and cash equivalents	16,693	5,742
Other current assets	925	91
TOTAL CURRENT ASSETS	17,618	5,833

Deferred offering costs	-	824
TOTAL ASSETS	17,618	6,657

Liabilities, Redeemable Convertible Preferred Shares and Stockholders' Deficit

Accounts payables	1,349	1,058
Payable offering costs	921	824
Accrued liabilities	697	395
Employee compensation and benefits	92	142
TOTAL CURRENT LIABILITIES	3,059	2,419
TOTAL LIABILITIES	3,059	2,419

COMMITMENTS AND CONTINGENCIES,
REDEEMABLE CONVERTIBLE PREFERRED SHARES:
Convertible preferred stock A, $0.00001 par value – Zero and 6,630,000 shares authorized as of March 31, 2022 and December 31, 2021, respectively. As of March 31, 2022 all preferred stock A was converted to common stock. As of December 31, 2021, 5,012,280 preferred stock A shares were issued and outstanding.	-	15,246

STOCKHOLDERS' EQUITY/(DEFICIT),
Common Stock, $0.00001 par value – 60,000,000 and 12,870,000 shares authorized as of March 31, 2022 and December 31, 2021, respectively 12,717,794 and 4,505,514 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	*	*
Additional paid in capital	30,402	1,892
Notes received for common stock	-	(* )
Accumulated deficit	(15,843)	(12,900)
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	14,559	(11,008)
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED SHARES AND STOCKHOLDERS' EQUITY/(DEFICIT)	17,618	6,657

* Represents an amount lower than $1,000 USD.

 The accompanying notes are an integral part of these financial statements.

NUVECTIS PHARMA, INC.

CONDENSED STATEMENT OF OPERATIONS

(USD in thousands, except per share and share amounts)

(unaudited)

	Three Months Ended March 31
	2022	2021
OPERATING EXPENSES
RESEARCH AND DEVELOPMENT	1,805	-
GENERAL AND ADMINISTRATIVE	1,140	23

OPERATING LOSS	(2,945)	(23)
FINANCE INCOME	2	-

NET LOSS	(2,943)	(23)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(2,943)	(23)
BASIC AND DILUTED NET LOSS PER COMMON SHARE OUTSTANDING	$0.32	*
BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	9,159,139	3,900,000

* Represents an amount lower than $0.01.

The accompanying notes are an integral part of these financial statements.